QUANTUM Roth Conference – March 2024

FORWARD-LOOKING STATEMENTS Certain statements in this presentation are forward-looking, as defined in the Private Securities Litigation Reform Act of 1995. These statements involve risks, uncertainties, and other factors that may cause actual results to differ materially from the information expressed or implied by these forward-looking statements and may not be indicative of future results. Forward-looking statements in this presentation include, but are not limited to, statements regarding the future growth of the quantum industry and potential investment in quantum; the pace and trajectory of the development of quantum technology; quantum’s future total addressable market (TAM); future commercial use-cases for quantum; D-Wave’s expected production deployments for customers; D-Wave’s plans for its Advantage2TM and Advantage3TM systems, as well as its other technological innovations; the potential results and impact of D-Wave’s partnership with Zapata AI; and the potential for increase in value of D-Wave’s technology. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, various factors beyond management’s control, including the potential for D-Wave’s competitors to outpace its technological growth; general economic conditions and other risks; our ability to expand our customer base and the customer adoption of our solutions; risks within D-Wave’s industry, including anticipated trends, growth rates, and challenges for companies engaged in the business of quantum computing and the markets in which they operate; the outcome of any legal proceedings that may be instituted against us; risks related to the performance of our business and the timing of expected business or financial milestones; unanticipated technological or project development challenges, including with respect to the cost and/or timing thereof; the performance of our products; the effects of competition on our business; the risk that the partnership with Zapata AI could not have the impact and/or results that management anticipates; the risk that we will need to raise additional capital to execute our business plan, which may not be available on acceptable terms or at all; the risk that we may never achieve or sustain profitability; the risk that we are unable to secure or protect our intellectual property; volatility in the price of our securities; the risk that our securities will not maintain the listing on the NYSE; the risk that our restatement of certain previously issued audited and unaudited financial statements or material weaknesses in internal controls could negatively affect investor confidence and raise reputational issues; and the numerous other factors set forth in D-Wave’s Annual Report on Form 10-K for its fiscal year ended December 31, 2022 and other filings with the Securities and Exchange Commission. Undue reliance should not be placed on the forward-looking statements in this presentation in making an investment decision, which are based on information available to us on the date hereof. We undertake no duty to update this information unless required by law. 2 COPYRIGHT © D-WAVE

THIS IS A PIVOTAL MOMENT FROM EXPERIMENTATION TO OPERATIONAL USE FROM TOY PROBLEMS TO ENTERPRISE SCALE FROM POTENTIAL IMPACT TO QUANTIFIABLE ROI 3 COPYRIGHT © D-WAVE

D-WAVE AT A GLANCE

ESTABLISHED PRODUCT PORTFOLIO:

- World's largest Quantum Computer
- Accessible through production-grade cloud service
- Demonstrated quantum supremacy

GROWING COMMERCIAL ADOPTION:

- 1st commercial Quantum Computing company
- 30+ proven business use cases
- Initial applications moving into production

HIGH-VALUE CONSULTATIVE SERVICES:

- 20+ successful POC engagements in 18 months
- Advisory services to aid in production deployment

INDUSTRY PERSPECTIVE:

"By working with D-Wave and adopting quantum technology as part of our tech stack, we believe we can uncover an even greater collection of data-driven insights to deliver more relevant and effective marketing for our clients, at scale."

– Philippe Krakowsky, CEO of Interpublic Group

MARKET LEADER

advantage
Quantum Annealing
Fifth generation system
5000+ qubits

Leap
Real-Time Quantum Cloud
Quantum hybrid solvers
99% up-time

Ocean
Open-Source Python Tools
Easily configurable
Simplifies use of QC & HSS

Launch
Customer PS On-Ramp
From application eval
to production deployment

STRONG CUSTOMER BASE

mastercard, NEC, BASF, Deloitte., VINCI Energies, Davidson, IPG, Pattison Food Group, accenture, ArcelorMittal, LOCKHEED MARTIN, Johnson & Johnson, Bank of Canada / Banque du Canada, BBVA, Unisys, DENSO, CaixaBank

THOUGHT LEADERSHIP

220+ U.S. granted patents 200+ Pending worldwide 60+% Annealing AND Gate	Top three quantum patent portfolio globally *(Source: GlobalData)*	40 PhDs	Over 225 scientific papers published

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D-WAVE

CHOOSING THE RIGHT QUANTUM TECHNOLOGY ANNEALING OR GATE AN EASIER ON-RAMP TO QUANTUM COMPUTING ANNEALING Natively optimization Commercial today Employee Scheduling Autonomous Vehicle Routing Peptide Design Fraud Detection Patient Trial Optimization COMBINATORIAL OPTIMIZATION GATE-MODEL HIGHER INVESTMENT COST & LEARNING CURVE Suited to differential equations 7+ years to commercialization Designer Drugs New Materials Longer-Life Batteries DIFFERENTIAL EQUATIONS Machine Learning Cryptography Drug Toxicity Global Weather Modeling LINEAR ALGEBRA & FACTORIZATION 5 COPYRIGHT © D-WAVE

QUANTUM SUPREMACY ON D-WAVE ADVANTAGE2™

We believe D-Wave is the first in the world to demonstrate quantum supremacy on real-world problems; These problems cannot be solved by classical computers, full stop! https://arxiv.org/abs/2403.00910



Biclique
$d = \infty$
Cubic
$d = 3$
Diamond
$d = 3$
Classical Compute Time
GPU seconds
Frontier, 1 million years
area-law scaling
simulated classically
Quantum annealing, time per data point
Number of qubits
Full chip (1220-qubit Adv2 prototype)
Classical Compute Energy
Energy (kilowatt hours)
Global annual consumption
Quantum annealing, energy per data point

- Classical computations performed on **FRONTIER AND SUMMIT SUPERCOMPUTERS AT OAK RIDGE NATIONAL LAB**
- **EXPONENTIAL ADVANTAGE** over state-of-the-art classical techniques (tensor networks, neural networks, heuristics)
- **CLASSICAL COMPUTERS TOO SLOW** and power hungry for all but the smallest instances

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COPYRIGHT © D-WAVE

LEADING THE COMMERCIALIZATION OF QUANTUM TECH Experimental / Research Product Commercialization Gate-model Processors (all players) Annealing Processors (only D-wave) 2011 2015 2018 20192010 20202012 2013 2014 2016 2017 2021 2022 2023 2024E 2025E 2026E 2027E 2028E 2029E 2030E & Beyond Transition from government and academic to commercial customers D-Wave One System D-Wave Two System One Scalable and Error-Corrected Qubit Scalable and Error-Corrected Few Qubit Processor Noisy Intermediate Scale Quantum (NISQ) Transition to Commercial Product D-Wave 2000Q System D-Wave 2000Q LN System Advantage System Advantage2 System D-Wave 2X System Advantage Performance System Advantage3 System It is important to note that no one has yet shown a working error- corrected logical qubit that is scalable 7 COPYRIGHT © D-WAVE

D-WAVE VALUE PROPOSITION D-Wave’s quantum computing solutions solve highly complex computational problems that deliver tangible business outcomes such as lower costs, increased operational efficiency, and increased revenue opportunities EVOLUTIONARY APPLICATIONS Faster, more accurate and less expensive than classical computers • EMPLOYEE SCHEDULING: lower operating costs and improved employee/customer satisfaction • CUSTOMER REWARDS OPTIMIZATION: increased revenue and better ROI on marketing budget • HVAC DESIGN: lower construction costs and improved sustainability practices • PROMOTIONAL TOUR ROUTING: lower transportation costs and decreased carbon emissions REVOLUTIONARY APPLICATIONS Able to solve computationally complex problems that classical computers cannot solve • DESIGNER DRUGS: better patient outcomes and increased revenue • GLOBAL WEATHER MODELING: improved preparedness for natural disasters • NEW MATERIALS DISCOVERY: longer-lasting batteries for higher availability 8 COPYRIGHT © D-WAVE

VALUE CREATION THROUGH THE ONGOING INTRODUCTION OF NEW USE CASES


Platform Innovation
advantage
advantage2
advantage2 Performance Update
advantage3, ...
Systems
Software
Leap
BQM, DQM, CQM Solvers
Leap
Next-gen Solver
Leap
Targeted Hybrid Solvers
Leap
Universal Solvers
Opportunity
$100B Market Opportunity*
2023
2024
2025
2026
2027
2028
2029
20...

Production Application Use Cases

Scheduling & Routing
- Workforce Scheduling
- Job Shop Scheduling
- Vehicle Routing

Allocation & Risk Management
- Resource Allocation
- Customer Offer Allocation
- Portfolio Optimization
- Fraud Detection

Machine Learning
- Model Training
- Prompting Optimization
- Feature Selection

Defense & Aerospace
- Missile Defense Optimization
- Satellite Placement
- Radar Scheduling

Process & Flow
- Wireless Infrastructure Optimization
- Network Flow Optimization
- Supply Chain Optimization

Advanced Use Cases
- Drug Discovery
- Protein Design
- Energy Unit Commitment

** Based on D-Wave analysis and research from Grand View Research, Allied Market Research, Research and Markets and 360 Research Reports*

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D:WAVE

NOTABLE CUSTOMER ENGAGEMENTS 10 COPYRIGHT © D-WAVE • Canada’s largest western food and health product provider deploying quantum hybrid applications • E-commerce scheduling application now in production, serving over 100 stores • Reduced scheduling from 80 hours to 15 hours weekly, an 80%-TIME SAVINGS • D-Wave’s next quantum-hybrid app will optimize in-store scheduling across Canada • Route optimization for promotional tours with Interpublic Group, adhering to client and federal requirements • D-Wave’s collaboration REDUCED TOUR PRODUCTION AND RUNNING COSTS • Solved complex routing problem in under an hour with D-Wave’s technology • Easy transition to full-scale application feasible • Davidson and D-Wave partnership for defense- focused quantum-hybrid applications • Created efficient radar scheduling for phased-array systems • Enhanced resource utilization in all tests • Average 15% UTILIZATION INCREASE, with a peak of 42% • Leading Italian fintech unicorn, aims to revolutionize mobile payments • Developed a quantum-hybrid application with D- Wave to optimize customer rewards • Achieved a 50% IMPROVEMENT IN REWARDS PROGRAMS within the same budget • Satispay plans to transition the application into production for weekly use by internal teams REDUCTION IN SCHEDULING TIME 80% INCREASE IN RESOURCE UTILIZATION 15% TASK REDUCED FROM 12 HOURS TO LESS THAN ONE HOUR IMPROVEMENT IN REWARDS PROGRAMS 50%

TWO TECHNOLOGY LEADERS PARTNERING TO DELIVER QUANTUM GENERATIVE AI • MULTI-YEAR STRATEGIC PARTNERSHIP to develop and bring to market commercial applications combining the power of quantum + generative AI • ACCELERATED DEVELOPMENT TIMELINE supported by access to production Leap Services including hybrid and QPU solvers • JOINT GO-TO-MARKET EFFORTS with exclusive availability of applications via Leap service BUSINESS PARTNERSHIP TECHNICAL APPROACH • Developing QUANTUM GENERATIVE AI applications for multiple customer domains: drug discovery, logistics management, manufacturing optimization, and more • Harnessing COHERENT QUANTUM ANNEALING to deliver samples from quantum distributions for AI model training on customer data sets • QUANTUM SUPREMACY work on ADVANTAGE2 shows that these quantum distributions cannot be produced with classical computing techniques 11 COPYRIGHT © D-WAVE

SHAPING GOVERNMENT QUANTUM PROGRAMS FOR INCLUSIVITY AND NEAR-TERM APPLICATION SUPPORT NATIONAL DEFENSE AUTHORIZATION ACT (NDAA) • Now includes annealing, gate model and hybrid • Tasks DoD with creating near-term quantum application pilot program NATIONAL QUANTUM INITIATIVE (NQI) • Includes near-term applications tested program at National Science Foundation • Includes industry engagement & inclusivity language • Expands to new government agencies: • Department of Homeland Security • Department of State • Special Operations Association of America • National Aeronautics and Space Agency 12 COPYRIGHT © D-WAVE

ADVANTAGE2 SYSTEM WILL FEATURE: • HIGHER CONNECTIVITY (degree 20) architecture • HIGHER COHERENCE IC fabrication process • 7000+ QUBIT QPU EARLY BENCHMARKS DEMONSTRATE: • Doubled coherence time for faster time-to-solution • 10x increase with error mitigation techniques • More than 40% increase in energy scale for higher quality solutions 4800 qubit prototype ready for test ADVANTAGE2TM SYSTEM: A GIANT STEP IN PERFORMANCE Fueling customer success with GREATER QUBIT COHERENCE AND CONNECTIVITY that will address even larger, more complex customer use cases Advantage System 13 COPYRIGHT © D-WAVE

SOFTWARE ADVANCEMENTS FOR ACCELERATING QUANTUM COMMERCIALIZATION Only quantum computing service with REAL-TIME ACCESS Continuing to harden LeapTM Service for GROWING SET OF PRODUCTION APPLICATIONS PRODUCTION LEADERSHIP Powerful combination of CLASSICAL AND QUANTUM RESOURCES Rapidly adapting to SUPPORT CUSTOMER USE CASES Next gen hybrid solver for IMPROVED PERFORMANCE on growing set of use cases HYBRID SOLVER INNOVATION Support VERTICAL MARKET FOCUS Channel PARTNER SUPPORT Ongoing SOC 2® TYPE 2 COMPLIANCE GO-TO-MARKET SUPPORT Next generation solver performance on ‘Travelling Salesperson Problem’ 14 COPYRIGHT © D-WAVE

• 220+ US granted patents • 200+ granted and pending patents worldwide (non-US) 60%+ OF THE PORTFOLIO applies to both gate model and annealing quantum computing Portfolio covers hardware and software, including systems, qubits and other devices, fabrication, architecture, system software, cryogenics, hybrid quantum computing, and applications of quantum computing 220+ US Granted Patents 500+ GRANTED AND PENDING PATENTS WORLDWIDE, INCLUDING: D-WAVE QUANTUM PATENT PORTFOLIO RANKED AS 3RD LARGEST IN THE WORLD 15 COPYRIGHT © D-WAVE

CAPITALIZING ON TAILWINDS VERTICALIZATION GOVERNMENT LEGISLATION SUPREMACY 16 COPYRIGHT © D-WAVE

Q3 FINANCIAL UPDATE $- $2 $4 $6 Prior LTM Most recent LTM M IL LI O N S 73 Commercial Customers 76 Commercial Customers $- $1 $2 $3 $4 Q3 2022 Q3 2023 M IL LI O N S Quarterly Bookings (1) $1.9M $2.9M $- $1 $2 $3 Q3 2022 Q3 2023 M IL LI O N S Quarterly Revenue $1.7M $2.6M Prior LTM Most recent LTM (1) Sixth consecutive quarter of YOY growth in bookings 50% 70% $- $3 $6 $9 $12 Q3 YTD 2022 Q3 YTD 2023 M IL LI O N S $3.8M $8.4M $- $20 $40 $60 Q3 2022 Q2 2023 Q3 2023 M IL LI O N S Cash Position (2) $53.3M $13.8M $7.5M Commercial Revenue as a % of Total Revenue First 9 Months Bookings $3.6M $5.8M Commercial Revenue Professional Services 55% Pro Services 20% (2) Additional source of liquidity is $84.4M in remaining availability under the ELOC through October 2025, subject to a $1.00 minimum stock price SIGNIFICANT GROWTH IN BOOKINGS, REVENUE, COMMERCIAL TRACTION & CASH 17 COPYRIGHT © D-WAVE

QUANTUM 18 COPYRIGHT © D-WAVE

MANAGEMENT TEAM



ALAN BARATZ, PhD
CHIEF EXECUTIVE OFFICER

35 years of technology leadership experience. CEO of D-Wave since January 2020. Previously was the head of R&D and Chief Product Officer. Serial CEO, VC, first president of Javasoft, senior executive at IBM, Sun, Cisco, Avaya, News Corp.



JOHN MARKOVICH
CHIEF FINANCIAL OFFICER

Senior financial executive with extensive experience and successful track record in leading both public and private high growth technology companies through all phases of development



LORENZO MARTINELLI
CHIEF REVENUE OFFICER

Seasoned revenue-focused B2B SaaS executive with 30+ years of go-to-market expertise spanning sales, marketing, professional services and customer success



TREVOR LANTING, PhD
CHIEF DEVELOPMENT OFFICER

Expert in superconducting quantum technology, led development of five generations of quantum annealing products



DIANE NGUYEN
GENERAL COUNSEL

Member of the bars of BC and QC and registered trademark agent, with over 10 years experience in contract negotiation, corporate governance, business financing, intellectual property and risk assessment



ALLISON SCHWARTZ
VP, GLOBAL GOVERNMENT RELATIONS & PUBLIC AFFAIRS

25+ years as public policy strategist with expertise in variety of technology issues including quantum, privacy, fintech, and more

19 CONFIDENTIAL & PROPRIETARY INFORMATION: D-WAVE

D-Wave

D-WAVE'S UNIQUE ADVANTAGES

ADVANTAGE SYSTEM: WORLD'S MOST POWERFUL QUANTUM COMPUTER

Proven coherent quantum annealing leading to first practical demonstration of quantum supremacy

20+ successful POCs with demonstrated ROI

LEAP REAL-TIME QUANTUM CLOUD SERVICE

Leap™ service provides immediate access to Advantage quantum computers and hybrid solvers, ensuring enterprise-level performance and scalability

FIRST MOVER ADVANTAGE

The only commercial quantum computing company

220+ US patents granted and over 100 peer reviewed papers published in leading scientific journals

FULL STACK PROVIDER

Sole full-stack quantum computing company, providing systems, cloud services, and development tools

Complete professional services for enterprises and developers in their quantum computing journey

QUANTUM ANNEALING

Built for optimization at scale

Annealing quantum computing surpasses gate model in complex optimization, reducing pre-processing overhead

TECHNOLOGY SYNERGIES BETWEEN ANNEALING AND GATE

D-Wave's quantum systems technology developed for the annealing quantum computing program is accelerating its gate model quantum computing program

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D:WAVE

FOCUS ON LOGISTICS AND MANUFACTURING FOLLOWED BY AI/MACHINE LEARNING * = in development LOGISTICS Vehicle Routing Employee/Crew Scheduling Shipping Container Logistics Farm to Market Food Delivery $50-100B Value creation potential [1] Source: [1] BCG (2023) [2] GlobeNewswire (2022) AI/MACHINE LEARNING Feature Selection Prompt Optimization* Model Training* $50-100B Value creation potential in AI [1] MANUFACTURING Job Shop Scheduling Factory Planning Project Scheduling Resource Allocation $16B 2022 global manufacturing operations management software market size [2] 21 COPYRIGHT © D-WAVE

PRIORITIZING VERTICALS AND USE CASES RESOURCE ALLOCATION JOB SHOP SCHEDULING FACTORY PLANNING RESOURCE SCHEDULING VEHICLE ROUTING LABOR ALLOCATION KEY VERTICALS USE CASES 22 COPYRIGHT © D-WAVE

COMMERCIAL MOMENTUM & WINS M O V I N G I N T O P R O D U C T I O N POC DEVELOPMENT PRODUCTION DEPLOYMENT 23 COPYRIGHT © D-WAVE

PRODUCTION-GRADE RELIABILITY REFLECTS OUR COMMERCIAL MATURITY Focused on delivery of secure, reliable, and production-grade quantum tech stack at scale and across geographies to support customers’ production deployments • Introduced new administration features that give customers the ability to manage their own organization and associated projects; supports rapid growth of reseller and partner programs • Released zero downtime deployment features that let us introduce new software enhancements in the Leap quantum cloud service without service interruption • Secured SOC 2 Type 2 compliance as of December 7, 2023 becoming the first full-stack quantum computing provider to meet this achievement. This initiative helps ensure protection of customer data and streamlines procurement for companies that require data compliance UPTIME FOR LEAP QUANTUM CLOUD SERVICE 99% 24 COPYRIGHT © D-WAVE

PATENT PORTFOLIO HIGHLIGHTS

D-Wave's quantum patent portfolio ranked as 3rd largest[1] in the world


Worldwide Patent Assets
Other
3%
Annealing
Only
33%
Gate Only
3%
Both Gate and
Annealing
61%


Worldwide Patent Assets
Systems
10%
Applications
12%
Fabrication
10%
Middleware
15%
Processor
53%

220+
US Granted Patents

70+
US Pending Patents

200+
Granted & Pending Non-US Patents

60+%
Of Portfolio Applies to Gate & Annealing Tech

Examples of Valuable Patent Coverage:

Both Gate and Annealing:
- Fabrication Techniques
- Hybrid Problem Mapping
- On-Chip Shielding

Annealing Only:
- Iterative Hybrid Optimization
- Spin Copying
- Condensed Matter System Embedding

Gate Only:
- Scalable Surface Code Control
- Fast Coupler Control
- Topological Qubits

Other:
- SSFL with a QC
- Tunable TWPA
- Simulation of Dynamic Systems

Source: [1] Quantum Zeitgeist, October 2022

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D:WAVE